UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2006
SYKES ENTERPRISES, INCORPORATED

(Exact name of registrant as specified in its charter)

Florida	0-28274	56-1383460

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 N. Ashley Drive, Tampa, Florida		33602

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (813) 274-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 1.02. Termination of a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Ex-99.1: Lawrence Zingale Employment Agreement
Ex-99.2: Press release announcing the appointment of Lawrence Zingale, Senior Vice President of Global Sales and Client Management
Ex-99.3: Charles E. Sykes Second Amendment to Employment Agreement
Ex-99.4: James T. Holder Employment Agreement
Ex-99.1: William N. Rocktoff Employment Agreement
Ex-99.6: Daniel L. Hernandez Employment Agreement

Item 1.01. Entry into a Material Definitive Agreement.
Employment Agreement with Lawrence Zingale
     On January 3, 2006, Sykes Enterprises, Incorporated (the “Company”) and Lawrence Zingale entered into an employment agreement, dated January 3, 2006, the material terms and conditions of which are summarized below.
     The employment agreement provides that Mr. Zingale will serve as an executive of the Company. Mr. Zingale will serve as Senior Vice President of Global Sales and Client Management. The agreement will continue until terminated by one of the parties. Under the agreement, Mr. Zingale’s annual base salary is to be not less than $305,000, and he is entitled to participate in both short-term and long-term performance-based incentive programs and to standard executive fringe benefits. Mr. Zingale will be reimbursed for his expenses incurred in connection with his relocation from Denver to Tampa, including moving expenses, house hunting trips, temporary housing, closing costs and realtors’ fees associated with the sale and purchase of homes, up to a maximum of $100,000. Also, Mr. Zingale was paid a $25,000 signing bonus upon the execution of the employment agreement.
     If the agreement is terminated by the Company for any reason other than death, disability, or cause (as defined in the agreement), the Company is required to pay Mr. Zingale an amount equal to his weekly base salary for 52 weeks after the termination of the agreement. If Mr. Zingale’s employment is terminated by the Company due to his death, disability or cause, or voluntarily by Mr. Zingale, then the Company will have no obligation to pay him any salary, bonus or other benefits other than those payable through the date of termination. In any event, Mr. Zingale may not compete with the Company in any area in which the Company’s clients were conducting business during the term of the agreement, or solicit the Company’s employees, for a period of one year after termination of his employment. The agreement also contains customary confidentiality provisions.
Amendment of Employment Agreement with Charles E. Sykes
     On January 3, 2006, the Company and Charles E. Sykes entered into an amendment to his employment agreement, dated August 1, 2004, which increased the amount of his annual salary to $500,000, effective January 1, 2006, and provides that future salary increases will be dependent upon Mr. Sykes satisfying certain performance goals established by joint agreement with the Board of Directors.
New Employment Agreement with James T. Holder
     On January 3, 2006, the Company and James T. Holder entered into an employment agreement, dated January 3, 2006, the material terms and conditions of which are summarized below. This employment agreement replaces Mr. Holder’s employment agreement dated July 22, 2005.

     The employment agreement provides that Mr. Holder will serve as an executive of the Company. Mr. Holder serves as Vice President, General Counsel and Corporate Secretary. The agreement will continue until terminated by one of the parties. Under the agreement, Mr. Holder’s annual base salary is to be not less than $220,000, and he is entitled to participate in a performance-based bonus program and to standard executive fringe benefits.
     If the agreement is terminated by the Company for any reason other than death, disability, or cause (as defined in the agreement), the Company is required to pay Mr. Holder an amount equal to his weekly base salary for 52 weeks after the termination of the agreement. If Mr. Holder’s employment is terminated by the Company due to his death, disability or cause, or voluntarily by Mr. Holder, then the Company will have no obligation to pay him any salary, bonus or other benefits other than those payable through the date of termination. In any event, Mr. Holder may not compete with the Company in any area in which the Company’s clients were conducting business during the term of the agreement, or solicit the Company’s employees, for a period of one year after termination of his employment. The agreement also contains customary confidentiality provisions.
New Employment Agreement with William N. Rocktoff
     On January 3, 2006, the Company and William N. Rocktoff entered into an employment agreement, dated January 3, 2006, the material terms and conditions of which are summarized below. This employment agreement replaces Mr. Rocktoff’s employment agreement dated July 22, 2005.
     The employment agreement provides that Mr. Rocktoff will serve as an executive of the Company. Mr. Rocktoff serves as Vice President and Corporate Controller. The agreement will continue until terminated by one of the parties. Under the agreement, Mr. Rocktoff’s annual base salary is to be not less than $189,280, and he is entitled to participate in a performance-based incentive program and to standard executive fringe benefits.
     If the agreement is terminated by the Company for any reason other than death, disability, or cause (as defined in the agreement), the Company is required to pay Mr. Rocktoff an amount equal to his weekly base salary for 52 weeks after the termination of the agreement. If Mr. Rocktoff’s employment is terminated by the Company due to his death, disability or cause, or voluntarily by Mr. Rocktoff, then the Company will have no obligation to pay him any salary, bonus or other benefits other than those payable through the date of termination. In any event, Mr. Rocktoff may not compete with the Company in any area in which the Company’s clients were conducting business during the term of the agreement, or solicit the Company’s employees, for a period of one year after termination of his employment. The agreement also contains customary confidentiality provisions.
New Employment Agreement with Daniel L. Hernandez
     On January 3, 2006, the Company and Daniel L. Hernandez entered into an employment agreement, dated January 3, 2006, the material terms and conditions of which are summarized below. This employment agreement replaces Mr. Hernandez’s employment agreement dated October 6, 2003.
     The employment agreement provides that Mr. Hernandez will serve as an executive of the Company. Mr. Hernandez serves as Senior Vice President, Global Strategy. The agreement will continue until terminated by one of the parties. Under the agreement, Mr. Hernandez’s annual base salary is to be not less than $200,000, effective retroactively to October 6, 2005, and he is entitled to participate in both short-term and long-term performance-based incentive programs and to standard executive fringe benefits.
     If the agreement is terminated by the Company for any reason other than death, disability, or cause (as defined in the agreement), the Company is required to pay Mr. Hernandez an amount equal to his weekly base salary for 52 weeks after the termination of the agreement. If Mr. Hernandez’s employment is terminated by the Company due to his death, disability or cause, or voluntarily by Mr. Hernandez, then the Company will have no obligation to pay him any salary, bonus or other benefits other than those payable through the date of termination. In any event, Mr. Hernandez may not compete with the Company in any area in which the Company’s clients were conducting business during the term of the agreement, or solicit the Company’s employees, for a period of one year after termination of his employment. The agreement also contains customary confidentiality provisions.
Item 1.02. Termination of a Material Definitive Agreement.
     Employment agreements between the Company and certain executive officers were terminated and replaced with new employment agreements, as described in Item 1.01 above.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

Exhibit 99.1	Employment Agreement dated as of January 3, 2006, between Sykes Enterprises, Incorporated and Lawrence Zingale.

Exhibit 99.2	Press release announcing the appointment of Lawrence Zingale as Senior Vice President of Global Sales and Client Management.

Exhibit 99.3	Second Amendment to Employment Agreement, dated as of January 3, 2006, between Sykes Enterprises, Incorporated and Charles E. Sykes.

Exhibit 99.4	Employment Agreement dated as of January 3, 2006, between Sykes Enterprises, Incorporated and James T. Holder.

Exhibit 99.5	Employment Agreement dated as of January 3, 2006, between Sykes Enterprises, Incorporated and William N. Rocktoff.

Exhibit 99.6	Employment Agreement dated as of January 3, 2006, between Sykes Enterprises, Incorporated and Daniel L. Hernandez.

SIGNATURES
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SYKES ENTERPRISES, INCORPORATED

	By:	/s/ W. Michael Kipphut
W. Michael Kipphut Senior Vice President and Chief Financial Officer
Date: January 5, 2006